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EXHIBIT 99.2

FIRST INVESTORS FINANCIAL SERVICES GROUP, INC.

        CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

        In connection with the accompanying Quarterly Report of First Investors Financial Services Group, Inc. (the "Company") on Form 10-Q/A for the period ended July 31, 2002 (the "Report"), I, Bennie H. Duck, Chief Financial Officer of the Company, hereby certify that to my knowledge:

  (1)
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 29, 2002	/s/ BENNIE H. DUCK Bennie H. Duck Chief Financial Officer

        The above certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) and is not being filed as part of the Form 10-Q/A or as a separate disclosure document.

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  EXHIBIT 99.2
FIRST INVESTORS FINANCIAL SERVICES GROUP, INC.